Exhibit 99.1

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION
The following financial information reflects the historical results of Ares Commercial Real Estate Corporation (the “Company” or "ACRE") as adjusted on a pro forma basis to give effect to the sale of ACRE Capital Holdings LLC ("ACRE Capital Holdings"), the holding company that owns the Company's mortgage banking subsidiary, ACRE Capital LLC ("ACRE Capital"), for approximately $93 million, subject to certain post-closing working capital adjustments, to Barings Real Estate Advisers LLC (formerly known as Cornerstone Real Estate Advisers LLC), a Delaware limited liability company, pursuant to the Purchase and Sale Agreement, dated June 28, 2016, as amended by the Waiver and Amendment to Purchase and Sale Agreement, dated September 30, 2016.

The accompanying unaudited pro forma consolidated financial information is presented as of June 30, 2016 for the Company's unaudited and consolidated balance sheet. As a result of the sale of ACRE Capital Holdings, the operations of ACRE Capital have been reported as discontinued operations held for sale in the consolidated statement of operations in the Quarterly Report on Form 10-Q for the six months ended June 30, 2016 filed with the Securities and Exchange Commission on August 4, 2016; therefore, the pro forma consolidated statement of operations for the six months ended June 30, 2016 has been excluded from this presentation. Pro forma financial information is also presented for the years ended December 31, 2015, 2014 and 2013 solely for the unaudited and consolidated statement of operations. The unaudited and pro forma information assumes the sale transaction described above was consummated at June 30, 2016 for the unaudited and consolidated balance sheet information for the period then ended. The unaudited and consolidated statement of operations information for the years ended December 31, 2015, 2014 and 2013 assumes the transaction was consummated at January 1, 2013, giving full effect to the transaction for the periods presented. The accompanying unaudited pro forma consolidated financial information should be read in conjunction with the Company’s historical financial statements and risk factors included in its filings with the Securities and Exchange Commission.

The pro forma financial information was derived by adjusting the Company’s historical consolidated financial statements and is based on estimates, available information and certain assumptions that the Company’s management believes are reasonable. The Company's management believes that the adjustments provide a reasonable basis for presenting the significant effects of the transaction described above. The unaudited and consolidated financial information are for illustrative purposes only. The financial results may have been different had the sale actually taken place at the time indicated. You should not rely upon the unaudited and consolidated financial information as being indicative of the historical results that would have been achieved had the transaction occurred at the times indicated or of the future financial position or results the Company will experience.

ARES COMMERCIAL REAL ESTATE CORPORATION AND SUBSIDIARIES
PRO FORMA CONSOLIDATED BALANCE SHEET
(in thousands, except share and per share data)
(Unaudited)

	As of June 30, 2016
	ACRE Historical	Adjustments	Notes	Pro Forma
ASSETS
Cash and cash equivalents ($2 related to consolidated VIEs)	$5,309	$91,850	2(a)	$97,159
Restricted cash	11,732	—		11,732
Loans held for investment ($270,141 related to consolidated VIEs)	1,142,967	—		1,142,967
Other assets ($1,518 of interest receivable related to consolidated VIEs; $35,607 of other receivables related to consolidated VIEs)	12,457	—		12,457
Assets of discontinued operations held for sale	159,606	(159,606)	2(b)(c)	—
Total assets	$1,332,071	$(67,756)		$1,264,315
LIABILITIES AND EQUITY
LIABILITIES
Secured funding agreements	$601,794	$—		$601,794
Secured term loan	70,205	—		70,205
Collateralized loan obligation securitization debt (consolidated VIE)	104,656	—		104,656
Due to affiliate	2,073	—		2,073
Dividends payable	7,413	—		7,413
Other liabilities ($129 of interest payable related to consolidated VIEs)	14,137	—		14,137
Liabilities of discontinued operations held for sale	77,496	(77,496)	2(b)(c)	—
Total liabilities	877,774	(77,496)		800,278

EQUITY
Common stock, par value $0.01 per share, 450,000,000 shares authorized at June 30, 2016, 28,513,137 shares issued and outstanding at June 30, 2016	283	—		283
Additional paid-in capital	420,013	—		420,013
Accumulated deficit	(13,005)	9,740	2(d)	(3,265)
Total stockholders' equity	407,291	9,740		417,031
Non-controlling interests in consolidated VIEs	47,006	—		47,006
Total equity	454,297	9,740		464,037
Total liabilities and equity	$1,332,071	$(67,756)		$1,264,315

ARES COMMERCIAL REAL ESTATE CORPORATION AND SUBSIDIARIES
PRO FORMA CONSOLIDATED STATEMENT OF INCOME
(in thousands, except share and per share data)
(Unaudited)

	For the year ended December 31, 2015
	ACRE Historical	Adjustments	Notes	Pro Forma
Net interest margin:
Interest income from loans held for investment	$86,337	$—		$86,337
Interest expense	(36,342)	—		(36,342)
Net interest margin	49,995	—		49,995
Mortgage banking revenue:
Servicing fees, net	16,051	(16,051)	2(e)	—
Gains from mortgage banking activities	27,067	(27,067)	2(e)	—
Provision for loss sharing	1,093	(1,093)	2(e)	—
Change in fair value of mortgage servicing rights	(8,798)	8,798	2(e)	—
Mortgage banking revenue	35,413	(35,413)		—
Total revenue	85,408	(35,413)		49,995
Expenses:
Management fees to affiliate	5,948	(551)	2(e)	5,397
Professional fees	3,091	(1,073)	2(e)	2,018
Compensation and benefits	20,448	(20,448)	2(e)	—
General and administrative expenses	6,795	(3,965)	2(e)	2,830
General and administrative expenses reimbursed to affiliate	3,878	(452)	2(e)	3,426
Total expenses	40,160	(26,489)		13,671
Income from operations before income taxes	45,248	(8,924)		36,324
Income tax expense (benefit)	1,928	(1,939)	2(e)	(11)
Net income attributable to ACRE	43,320	(6,985)		36,335
Less: Net income attributable to non-controlling interests	(9,035)	—		(9,035)
Net income attributable to common stockholders	$34,285	$(6,985)		$27,300
Net income per common share:
Basic earnings per share	$1.20	$(0.25)		$0.96
Diluted earnings per share	$1.20	$(0.24)		$0.95
Weighted average number of common shares outstanding:
Basic weighted average shares of common stock outstanding	28,501,897	—		28,501,897
Diluted weighted average shares of common stock outstanding	28,597,568	—		28,597,568

ARES COMMERCIAL REAL ESTATE CORPORATION AND SUBSIDIARIES
PRO FORMA CONSOLIDATED STATEMENT OF INCOME
(in thousands, except share and per share data)
(Unaudited)

	For the year ended December 31, 2014
	ACRE Historical	Adjustments	Notes	Pro Forma
Net interest margin:
Interest income from loans held for investment	$70,495	$—		$70,495
Interest expense	(33,637)	—		(33,637)
Net interest margin	36,858	—		36,858
Mortgage banking revenue:
Servicing fees, net	16,399	(16,399)	2(e)	—
Gains from mortgage banking activities	17,492	(17,492)	2(e)	—
Provision for loss sharing	1,364	(1,364)	2(e)	—
Change in fair value of mortgage servicing rights	(7,650)	7,650	2(e)	—
Mortgage banking revenue	27,605	(27,605)		—
Gain on sale of loans	680	—		680
Total revenue	65,143	(27,605)		37,538
Expenses:
Management fees to affiliate	5,916	(476)	2(e)	5,440
Professional fees	3,733	(1,047)	2(e)	2,686
Compensation and benefits	18,649	(18,649)	2(e)	—
Acquisition and investment pursuit costs	20	—		20
General and administrative expenses	9,252	(6,249)	2(e)	3,003
General and administrative expenses reimbursed to affiliate	4,000	(600)	2(e)	3,400
Total expenses	41,570	(27,021)		14,549
Income from operations before income taxes	23,573	(584)		22,989
Income tax expense (benefit)	(1,043)	1,283	2(e)	240
Net income attributable to ACRE	24,616	(1,867)		22,749
Less: Net income attributable to non-controlling interests	(220)	—		(220)
Net income attributable to common stockholders	$24,396	$(1,867)		$22,529
Net income per common share:
Basic earnings per share	$0.86	$(0.07)		$0.79
Diluted earnings per share	$0.85	$(0.07)		$0.79
Weighted average number of common shares outstanding:
Basic weighted average shares of common stock outstanding	28,459,309	—		28,459,309
Diluted weighted average shares of common stock outstanding	28,585,022	—		28,585,022

ARES COMMERCIAL REAL ESTATE CORPORATION AND SUBSIDIARIES
PRO FORMA CONSOLIDATED STATEMENT OF INCOME
(in thousands, except share and per share data)
(Unaudited)

	For the year ended December 31, 2013
	ACRE Historical	Adjustments	Notes	Pro Forma
Net interest margin:
Interest income from loans held for investment	$37,600	$—		$37,600
Interest expense	(14,973)	—		(14,973)
Net interest margin	22,627	—		22,627
Mortgage banking revenue:
Servicing fees, net	5,754	(5,754)	2(e)	—
Gains from mortgage banking activities	5,019	(5,019)	2(e)	—
Provision for loss sharing	(6)	6	2(e)	—
Change in fair value of mortgage servicing rights	(2,697)	2,697	2(e)	—
Mortgage banking revenue	8,070	(8,070)		—
Gain on sale of loans	1,333	(1,333)	2(e)	—
Total revenue	32,030	(9,403)		22,627
Expenses:
Management fees to affiliate	4,241	(116)	2(e)	4,125
Professional fees	2,924	(477)	2(e)	2,447
Compensation and benefits	5,456	(5,456)	2(e)	—
Acquisition and investment pursuit costs	4,079	—		4,079
General and administrative expenses	3,955	(1,525)	2(e)	2,430
General and administrative expenses reimbursed to affiliate	3,610	(216)	2(e)	3,394
Total expenses	24,265	(7,790)		16,475
Change in fair value of derivatives	1,739	—		1,739
Income from operations before gain on acquisition and income taxes	9,504	(1,613)		7,891
Gain on acquisition	4,438	—		4,438
Income from operations before income taxes	13,942	(1,613)		12,329
Income tax expense	176	(176)	2(e)	—
Net income attributable to common stockholders	$13,766	$(1,437)		$12,329
Net income per common share:
Basic and diluted earnings per share	$0.72	$(0.08)		$0.65
Weighted average number of common shares outstanding:
Basic weighted average shares of common stock outstanding	18,989,500	—		18,989,500
Diluted weighted average shares of common stock outstanding	19,038,152	—		19,038,152

ARES COMMERCIAL REAL ESTATE CORPORATION AND SUBSIDIARIES
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share data)
(Unaudited)

NOTE 1 - BASIS OF PRESENTATION
The accompanying unaudited pro forma consolidated financial statements and explanatory notes present the financial statements of the Company assuming the transaction was consummated at June 30, 2016 with respect to the balance sheet information for the period then ended and at January 1, 2013 with respect to the statements of operations for the years ended December 31, 2015, 2014 and 2013.

NOTE 2 - PRO FORMA ADJUSTMENTS

Consolidated Balance Sheet

(a) This adjustment relates to the net cash consideration received at closing for the sale of ACRE Capital Holdings.

(b) These adjustments represent the elimination of the assets and liabilities associated with ACRE Capital Holdings.

(c) The assets and liabilities of ACRE Capital Holdings were presented separately in the Company’s consolidated financial statements as discontinued operations held for sale. Net assets and net liabilities related to discontinued operations were included in the line items “Assets of discontinued operations held for sale” and “Liabilities of discontinued operations held for sale” in the consolidated balance sheet of the Company as of June 30, 2016, as filed in the Quarterly Report on Form 10-Q for the period ended June 30, 2016.

(d) Adjustment represents the net gain on sale recognized by the Company from the sale of ACRE Capital Holdings.

Consolidated Statements of Operations

(e) These adjustments represent the elimination of the revenues and direct operating expenses associated with ACRE Capital Holdings.